UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2012

FSP 50 SOUTH TENTH STREET CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-52551	20-5530367
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Edgewater Place, Suite 200, Wakefield, Massachusetts	01880
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 557-1300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

FSP 50 South Tenth Street Corp. (the “Corporation”) is a Delaware corporation formed to purchase, own and operate a 12-story multi-tenant office and retail building containing approximately 498,768 rentable square feet of space located in downtown Minneapolis, Minnesota (the “Property”). The Corporation operates in a manner intended to qualify as a real estate investment trust, or REIT, for federal income tax purposes.

On July 27, 2012, the Corporation entered into a new $106,200,000 secured credit facility (the “Loan”), providing for the extension of credit to the Corporation by Bank of America, N.A. (“BofA”) and RBS Citizens, National Associations (“RBS Citizens”). The Loan was structured as a purchase by BofA and RBS Citizens of the Corporation’s existing loan of the same amount from Franklin Street Properties Corp. (the “FSP Loan”). Accordingly, in connection with the closing of the Loan, the loan documents evidencing and securing the FSP Loan were amended and restated. More specifically, on July 27, 2012, the Corporation executed and delivered an Amended and Restated Promissory Note (the “BofA Note”) to BofA in the principal amount of $60,000,000 and an Amended and Restated Promissory Note (the “RBS Citizens Note”) to RBS Citizens in the principal amount of $46,200,000. All of the proceeds of the Loan were funded on July 27, 2012 and used to repay the FSP Loan in its entirety. BofA is the Loan’s administrative agent and Merrill Lynch, Pierce, Fenner & Smith Incorporated is the Loan’s sole lead arranger and sole book manager.

The Loan is evidenced by a Loan Agreement dated July 27, 2012 by and among the Corporation, BofA and RBS Citizens (the “Loan Agreement”). So long as there is no default, the Corporation is obligated to pay interest only on the outstanding principal amount of the Loan at a variable rate equal to LIBOR plus 2.00%. The outstanding principal amount of the Loan, together with any accrued but unpaid interest, is due and payable on July 27, 2017. Subject to payment by the Corporation of certain yield maintenance and redeployment costs, the Loan may be prepaid in whole or in part at any time. Any partial payment must be in an amount at least equal to $100,000.

Although the interest rate on the Loan is variable, under the Loan Agreement the Corporation is required to fix the interest rate by entering into an interest rate swap agreement with BofA. Accordingly, on July 27, 2012, the Corporation entered into an ISDA Master Agreement (together with the schedule relating thereto, the “ISDA Master Agreement”) with BofA that fixes the interest rate on the Loan at 2.87% per annum.

The BofA Note, the RBS Citizens Note and the Loan Agreement are secured by an Amended and Restated Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated July 27, 2012 from the Corporation in favor of BofA as administrative agent for itself and other lenders (the “Mortgage”), an Environmental Indemnification and Release Agreement dated July 27, 2012 from the Corporation in favor of BofA as administrative agent for itself and other lenders (the “Environmental Indemnification Agreement”), a Collateral Assignment of Interest Rate Protection Agreement dated July 27, 2012 from the Corporation in favor of BofA as administrative agent for itself and other lenders (the “SWAP Assignment”), and an Assignment and Subordination of Management Agreement dated July 27, 2012 by and among the Corporation, BofA as administrative agent for itself and other lenders and Ryan Companies US, Inc. (the “Management Agreement Subordination”) (the BofA Note, the RBS Citizens Note, the Loan Agreement, the ISDA Master Agreement, the Mortgage, the Environmental Indemnification Agreement, the SWAP Assignment and the Management Agreement Subordination are collectively referred to as the “Loan Documents”). The Mortgage constitutes a lien against the Property and will be recorded in the Office of the Hennepin County Registrar of Titles. The Loan Documents contain customary representations and warranties, as well as customary events of default and affirmative and negative covenants.

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The BofA Note is attached to this Current Report on Form 8-K as Exhibit 10.1, the RBS Citizens Note is attached as Exhibit 10.2, the Loan Agreement is attached as Exhibit 10.3, the ISDA Master Agreement is attached as Exhibit 10.4, the Mortgage is attached as Exhibit 10.5, the Environmental Indemnification Agreement is attached as Exhibit 10.6, the SWAP Assignment is attached as Exhibit 10.7 and the Management Agreement Subordination is attached as Exhibit 10.8, and each is incorporated herein by reference. The foregoing summaries of the BofA Note, the RBS Citizens Note, the Loan Agreement, the ISDA Master Agreement, the Mortgage, the Environmental Indemnification Agreement, the SWAP Assignment and the Management Agreement Subordination are qualified in their entirety by the complete text of the BofA Note, the RBS Citizens Note, the Loan Agreement, the ISDA Master Agreement, the Mortgage, the Environmental Indemnification Agreement, the SWAP Assignment and the Management Agreement Subordination.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained above under Item 1.01 is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

See Exhibit Index attached hereto.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FSP 50 SOUTH TENTH STREET CORP.

Date: July 27, 2012	By: /s/ George J. Carter
George J. Carter President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description

10.1	Amended and Restated Promissory Note, dated July 27, 2012, from FSP 50 South Tenth Street Corp. in favor of Bank of America, N.A.

10.2	Amended and Restated Promissory Note, dated July 27, 2012, from FSP 50 South Tenth Street Corp. in favor of RBS Citizens, National Association

10.3	Loan Agreement, dated July 27, 2012, among FSP 50 South Tenth Street Corp., Bank of America, N.A. and RBS Citizens, National Association

10.4	ISDA Master Agreement, dated July 27, 2012, between FSP 50 South Tenth Street Corp. and Bank of America, N.A., together with the schedule relating thereto

10.5	Amended and Restated Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated July 27, 2012, from FSP 50 South Tenth Street Corp. in favor of Bank of America, N.A., as administrative agent for itself and other lenders

10.6	Environmental Indemnification and Release Agreement, dated July 27, 2012, from FSP 50 South Tenth Street Corp. in favor of Bank of America, N.A., as administrative agent for itself and other lenders

10.7	Collateral Assignment of Interest Rate Protection Agreement, dated July 27, 2012, from FSP 50 South Tenth Street Corp. in favor of Bank of America, N.A., as administrative agent for itself and other lenders

10.8	Assignment and Subordination of Management Agreement, dated July 27, 2012, among FSP 50 South Tenth Street Corp., Bank of America, N.A., as administrative agent for itself and other lenders, and Ryan Companies US, Inc.

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